As filed with the Securities and Exchange Commission on December 13, 2000

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - December 12, 2000

Commission                              Registrant, State of Incorporation                             I.R.S. Employer
File Number                              Address and Telephone Number                               Identification No.
0-25595                                    Niagara Mohawk Holdings, Inc.                              16-1549726
                                               (a New York corporation)
                                               300 Erie Boulevard West
                                               Syracuse, New York 13202
                                               315.474.1511

1-2987                                     Niagara Mohawk Power Corporation                       15-0265555
                                               (a New York corporation)
                                               300 Erie Boulevard West
                                               Syracuse, New York 13202
                                               315.474.1511

Item 5.  Other Events

(a)   On December 12, 2000, Niagara Mohawk Power Corporation issued a press release announcing an agreement to sell its Nine Mile Point Unit 1 and 41 percent share of its Nine Mile Point Unit 2 nuclear plants. (Exhibit No. 99-1)

(b)   Niagara Mohawk Power Corporation also distributed a summary presentation of the Value Components of the
       Sale. (Exhibit No. 99-2)

Item 7. Financial Statements and Exhibits

Exhibits – Following is the list of exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99-1 – Press release issued on December 12, 2000 announcing an agreement to sell its Nine Mile Point Unit 1 and 41 percent share of its Nine Mile Point Unit 2 nuclear plants.

Exhibit No. 99-2 – Summary presentation of Value Components of the Sale for Niagara Mohawk Power Corporation.

NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                 NIAGARA MOHAWK HOLDINGS, INC.
                                                                                                           (Registrant)

Date:  December 13, 2000                                       By:     /s/ Steven W. Tasker
                                                                                          Steve W. Tasker
                                                                                          Vice President–Controller and
                                                                                          Principal Accounting Officer

                                                                                 NIAGARA MOHAWK POWER CORPORATION
                                                                                                           (Registrant)

Date:  December 13, 2000                                       By:     /s/ Steven W. Tasker
                                                                                          Steve W. Tasker
                                                                                          Vice President–Controller and
                                                                                          Principal Accounting Officer

EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99-1 – Press release issued on December 12, 2000 announcing an agreement to sell its Nine Mile Point Unit 1 and 41 percent share of its Nine Mile Point Unit 2 nuclear plants.

Exhibit No. 99-2 – Summary presentation of Value Components of the Sale for Niagara Mohawk Power Corporation.